                                                                    Exhibit 99.1

          RETAIL VENTURES, INC. REPORTS THIRD QUARTER OPERATING RESULTS
          -------------------------------------------------------------

Columbus, Ohio, December 7, 2004 /PRNewswire/ -- Retail Ventures, Inc. (NYSE:
RVI) today announced its consolidated financial results for the third quarter ended October 30, 2004.

   o Net sales for the third quarter ended October 30, 2004 increased 2.8% to $699.7 million from $680.6 million for the quarter ended November 1, 2003.

   o Comparable store sales for the quarter decreased 4.1% when compared to the same period last year.

   o Operating profit for the quarter was $8.4 million compared to a $13.2 million profit for the prior year's quarter.

   o The net loss for the quarter was $0.9 million, or $0.03 per share loss on a diluted basis, compared to a net profit of $0.9 million, or $0.03 per share profit on a diluted basis last year.

   o At 8:00 a.m. EST, on December 8, 2004, the Company's management team will host a conference call to review the financial results. The conference call will be simultaneously broadcast over the Internet at www.retailventuresinc.com. A replay will be available from 6:00 p.m. EST December 8, 2004 through January 8, 2005. To listen to the replay, dial 1-800-839-0860 and reference confirmation code number 8237.

Retail Ventures, Inc. is a leading off-price retailer operating 116 full-line department stores in the Midwest, mid-Atlantic and southeastern United States, 167 better-branded DSW Shoe Warehouse Stores in major metropolitan areas throughout the country and 25 Filene's Basement Stores. DSW also supplies, under supply arrangements, to 204 locations for other non-related retailers in the United States.

SOURCE: Retail Ventures, Inc.

Contact: Jim McGrady, Chief Financial Officer - (614) 478-2208

                              RETAIL VENTURES, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                       October 30,       January 31,       November 1,
                                                              2004              2004              2003
                                                              ----              ----              ----

ASSETS
Cash and equivalents                                    $   17,666        $   14,226        $    8,529
Accounts receivable, net                                    13,135             8,969             8,163
Receivables from related parties                               193               137             1,012
Inventories                                                584,832           420,338           547,718
Prepaid expenses and other assets                           23,844            10,651            22,337
Deferred income taxes                                       52,120            44,933            57,349
------------------------------------------------------------------------------------------------------
Total current assets                                       691,790           499,254           645,108
------------------------------------------------------------------------------------------------------

Property and equipment, net                                269,822           251,818           241,042

Goodwill                                                    37,619            37,619            37,619
Tradenames and other intangibles, net                       44,512            43,638            44,627
Other assets                                                34,295            31,616            29,521
------------------------------------------------------------------------------------------------------
Total Assets                                            $1,078,038        $  863,945        $  997,917
======================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable                                        $  272,384        $  147,771        $  231,683
Accounts payable to related parties                          5,178             3,335             1,661
Accrued expenses                                           129,285           112,550           125,631
Current maturities of long-term obligations                    573               741               799
------------------------------------------------------------------------------------------------------
Total current liabilities                                  407,420           264,397           359,774
------------------------------------------------------------------------------------------------------

Long-term obligations, net of current maturities           388,021           326,940           381,583
Other noncurrent liabilities                                66,504            55,841            50,482

Shareholders' equity                                       216,093           216,767           206,078
------------------------------------------------------------------------------------------------------
Total Liabilities and Shareholders' Equity              $1,078,038        $  863,945        $  997,917
======================================================================================================

                              RETAIL VENTURES, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (Unaudited)

                                                         Thirteen Weeks Ended                   Thirty-nine Weeks Ended
                                                  --------------------------------          --------------------------------
                                                  October 30,          November 1,          October 30,          November 1,
                                                         2004                 2003                 2004                 2003
                                                  -----------          -----------          -----------          -----------
Net sales, excluding sales
     of licensed departments                      $   699,738          $   680,639          $ 1,977,692          $ 1,873,765
Cost of sales                                        (419,776)            (419,251)          (1,178,731)          (1,159,291)
-----------------------------------------------------------------------------------------------------------------------------------
Gross profit                                          279,962              261,388              798,961              714,474
Selling, general and
     administrative expenses                         (273,560)            (249,597)            (777,025)            (714,516)
License fees and other income                           1,950                1,454                5,073                4,246
-----------------------------------------------------------------------------------------------------------------------------------
Operating profit                                        8,352               13,245               27,009                4,204
Interest expense, net                                  (9,938)              (9,574)             (29,247)             (29,223)
-----------------------------------------------------------------------------------------------------------------------------------
(Loss) income before income taxes                      (1,586)               3,671               (2,238)             (25,019)
Benefit (provision) for income taxes                      646               (2,770)                 911                9,099
-----------------------------------------------------------------------------------------------------------------------------------
Net (loss) income                                 $      (940)         $       901          $    (1,327)         $   (15,920)
-----------------------------------------------------------------------------------------------------------------------------------

Weighted average shares outstanding:
     Basic                                             33,978               33,783               33,914               33,738
     Diluted                                           33,978               34,173               33,914               33,738

Basic and diluted (loss) income per share:        $     (0.03)         $      0.03          $     (0.04)         $     (0.47)

Same store sales:
     Value City Department Stores                        (7.8)%                2.3%                (4.9)%               (0.4)%
     DSW Shoe Warehouse                                   0.7                 11.7                  4.5                  4.2
     Filene's Basement                                    1.2                  8.5                  6.6                  0.6
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                    (4.1)%                5.4%                (0.7)%                0.9%
===================================================================================================================================

Store count at end of period:
     Value City Department Stores                                                                   116                  116
     DSW Shoe Warehouse                                                                             167                  137
     Filene's Basement                                                                               25                   21
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                                                               308                  274
===================================================================================================================================


SOURCE: Retail Ventures, Inc.